UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 21, 2008

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    370 Woodcliff Drive, Suite 300, Fairport, NY  14450
  (Address of Principal Executive Offices)                  (Zip Code)

Registrant’s telephone number, including area code	(585) 218-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       Compensatory Arrangements of Certain Officers.

The Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of Constellation Brands, Inc. (the “Company”) determined that it was appropriate to formalize and standardize the employment arrangements with respect to the Company’s current executive officers (collectively, the “Executive Officers” and individually, an “Executive Officer”).  To that end, on May 21, 2008, the Company and each of its Executive Officers, including persons who are expected to be “named executive officers” in the proxy statement for the Company’s 2008 annual meeting, entered into executive employment agreements (collectively, the “Employment Agreements” and individually, an “Employment Agreement”).  The Employment Agreements supersede any currently existing employment agreements or employment letter arrangements between an Executive Officer and the Company or its affiliates.

In general, each Employment Agreement contains provisions concerning terms of employment, voluntary and involuntary termination, retirement, severance payments, and other termination benefits including the continuation of perquisites.  Richard Sands, Chairman of the Board, and Robert Sands, President and Chief Executive Officer, have substantially similar Employment Agreements and the form of their Employment Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K.  Other than with respect to the Employment Agreement with Jose F. Fernandez, Chief Executive Officer, Constellation Wines North America, and the Employment Agreement with Alexander L. Berk, Chief Executive Officer, Constellation Beers and Spirits, the form of the Employment Agreement the Company has entered into with each other Executive Officer is filed as Exhibit 99.2 to this Current Report on Form 8-K.  Mr. Fernandez’s Employment Agreement and Mr. Berk’s Employment Agreement are filed, respectively, as Exhibits 99.3 and 99.4 to this Current Report on Form 8-K.

The term of each of the Employment Agreements runs from May 21, 2008 until February 28, 2011, provided that on February 28, 2011, and on each subsequent anniversary thereof, the term shall automatically be extended by the parties for an additional one-year period, until the Company or its applicable affiliate gives the Executive Officer notice, not less than 180 days prior to February 28, 2011, or an anniversary thereof, of a decision not to extend the Employment Agreement for an additional one-year period.

The Employment Agreements provide for an initial annual base salary level for each Executive Officer, which may be adjusted upwards by the Committee.  The following table sets forth the initial, annual base salary levels set forth in the Employment Agreements for those Executive Officers identified below:

Name And Position	Initial Base Salary
Richard Sands, Chairman of the Board	$1,114,048
Robert Sands, President and Chief Executive Officer	$1,081,500
Alexander L. Berk, Chief Executive Officer, Constellation Beers and Spirits	$ 651,460
Thomas J. Mullin, Executive Vice President and General Counsel	$ 476,451
Robert Ryder, Executive Vice President and Chief Financial Officer	$ 530,400

Each Employment Agreement is intended to comply with the provisions of Section 409A of the Internal Revenue Code, as amended.  The Employment Agreements for each of the Chairman of the Board and the President and Chief Executive Officer provide for a cash payment equal to three (3) times base salary and three (3) times the average annual bonus paid to the Executive Officer over the prior three fiscal years, as well as the continuation of certain benefits and perquisites for a period of three (3) years, in the event the Employment Agreement expires or his employment is terminated due to his death or Disability, by him for a Good Reason Termination, due to his Retirement, or by the Company for any reason other than a For Cause Termination (as each term is defined in the Employment Agreement).  The Employment Agreement for each other Executive Officer provides for a cash payment equal to two (2) times base salary and two (2) times the average annual bonus paid to the Executive Officer over the prior three fiscal years, as well as the continuation of certain benefits and perquisites for a period of two (2) years, in the event the Employment Agreement expires or his employment is terminated due to his death or Disability, by him for a Good Reason Termination, due to his Retirement, or by the Company for any reason other than a For Cause Termination (as each term is defined in the Employment Agreement).  Each Executive Officer (including Messrs. Richard Sands and Robert Sands) would also receive up to 18 months of outplacement services under these circumstances.

In addition, the Employment Agreements contain restrictions upon the Executive Officers’ ability, during and after the period of employment, to use confidential information or trade secrets of the Company, to provide services that are competitive with the Company, and to solicit or induce employees to terminate their employment relationships with the Company.

The Employment Agreement with Mr. Fernandez also reflects certain payments and benefits that are applicable during his term of employment for so long as the Company requires him to maintain two primary business locations.  As Mr. Berk is employed by Barton Incorporated, a wholly-owned subsidiary of the Company, both Barton Incorporated and the Company are parties to the Employment Agreement with Mr. Berk.

The preceding description of the Employment Agreements is a summary and is qualified in its entirety by the forms of Employment Agreement filed herewith as Exhibits 99.1 through 99.4, all of which Exhibits 99.1 through 99.4 are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Form of Executive Employment Agreement between Constellation Brands, Inc. and its Chairman of the Board and its President and Chief Executive Officer.

99.2	Form of Executive Employment Agreement between Constellation Brands, Inc. and its other Executive Officers (other than Messrs. Fernandez and Berk).

99.3	Executive Employment Agreement dated May 21, 2008 between Constellation Brands, Inc. and Jose Fernandez.

99.4	Executive Employment Agreement dated May 21, 2008 between Constellation Brands, Inc., Barton Incorporated and Alexander L. Berk.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2008	CONSTELLATION BRANDS, INC.

By: /s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	Form of Executive Employment Agreement between Constellation Brands, Inc. and its Chairman of the Board and its President and Chief Executive Officer.

(99.2)	Form of Executive Employment Agreement between Constellation Brands, Inc. and its Other Executive Officers (other than Messrs. Fernandez and Berk).

(99.3)	Executive Employment Agreement dated May 21, 2008 between Constellation Brands, Inc. and Jose Fernandez.

(99.4)	Executive Employment Agreement dated May 21, 2008 between Constellation Brands, Inc., Barton Incorporated and Alexander L. Berk.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.